Exhibit 99.1

FOR IMMEDIATE RELEASE

September 15, 2026

Vivmark Residential Publishes Updated Investor

Presentation and Provides Operating Update

ARLINGTON, VA and CHICAGO, IL: September 15, 2026 -- Vivmark Residential (NYSE: VMRK) today published an investor presentation, including an operating update, in connection with the Company’s participation in the BofA Securities Global Real Estate Conference on Wednesday, September 16, 2026.

Vivmark Residential was created through a merger of equals between AvalonBay Communities, Inc. (AVB) and Equity Residential (EQR), which closed on August 17, 2026.

Highlights:

•
The Company establishes full year 2026 Same Store Residential revenue outlook of 2% at the midpoint, consistent with the prior full year 2026 Same Store Residential revenue outlooks provided by EQR and AVB on July 22, 2026.
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The combined portfolio is building on the operating momentum of the two legacy companies, with continued outperformance led by Northern California and New York City.
•
Rent growth is consistent with the Company’s expectations, and in line with normal seasonality.
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Continued strength in renewal performance, with 60% of residents renewing.
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The Company provided the following Same Store operating metrics as of September 11, 2026:
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Net effective asking rents are up 3.6% on a year-over-year basis.
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Strong Physical Occupancy of 95.7%.

The investor presentation can be accessed at the Company’s website at investors.vivmarkresidential.com.

Definitions

Physical Occupancy represents the weighted average occupied apartment units for the reporting period divided by the average of total apartment units available for rent for the reporting period.

Residential represents results attributable to the Company's apartment rental operations, including parking and other ancillary Residential revenue.

Same Store represents combined legacy AvalonBay (AVB) and legacy Equity Residential (EQR) full year 2026 Same Store pools, as contemplated in each company’s Full Year 2026 Same Store Outlooks provided July 22, 2026.

About Vivmark Residential

Vivmark Residential (NYSE: VMRK), an S&P 500 company, sets the mark for what home can be, and our vision is to be the most trusted and best-performing rental housing company in America, one that only gets better as it grows. Our people, scale and capabilities create a self-reinforcing performance cycle that delivers structurally higher growth. With more than 184,000 apartment homes across premier U.S. markets and over $4.4 billion in active development, Vivmark is redefining what rental housing can be. For more details, please visit www.vivmarkresidential.com.

Investor Contacts

Marty McKenna
mmckenna@eqr.com

Matt Grover
Matthew_Grover@avalonbay.com

Media Contact

Tara Vales
mediarelations@avalonbay.com

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. We intend such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These statements, among other things, are based on current expectations, estimates and projections about the industry and markets in which Vivmark Residential (“Vivmark” or, together with its subsidiaries, “we,” “us” or “our”) (f/k/a Equity Residential) operates, as well as beliefs and assumptions of Vivmark. Words such as “anticipate,” “become,” “believe,” “could,” “estimate,” “expect,” “forecast,” “intend,” “may,” “outlook,” “plan,” “potential,” “possible,” “predict,” “project,” “target,” “seek,” “shall,” “should,” “will,” or “would,” including variations of such words and similar expressions, are intended to identify forward-looking statements. All statements that address operating performance, events or developments that Vivmark expects or anticipates will occur in the future are forward-looking statements, including statements relating to the anticipated synergies, cost savings and other benefits of the Merger (as defined below), integration plans, projected dividends, development net operating income, accretion and value creation, multifamily market conditions, development, redevelopment, acquisition or disposition activity, general conditions in the geographic areas where Vivmark operates and Vivmark’s debt, capital structure and financial position. Such forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties, assumptions and other factors that are difficult to predict and may cause the actual results to differ materially from future results expressed or implied by such forward-looking statements.

Important factors, risks and uncertainties that could cause actual results to differ materially from such plans, estimates or expectations include but are not limited to: the inability to realize the anticipated benefits of the merger (the “Merger”) between AvalonBay Communities, Inc. (“AvalonBay”) and Equity Residential (which Merger formed Vivmark), including as a result of an integration of the two businesses that is unsuccessful or that is more difficult, time-consuming or costly than expected; unknown or inestimable liabilities that arise as a result of the Merger; potential litigation relating to the Merger that could be instituted against Vivmark or its trustees, managers or officers, including resulting expense and the effects of any outcomes related thereto; the risk that disruptions related to the Merger or post-Merger integration and other efforts, and resulting diversion of the attention of Vivmark management from ongoing business operations, will harm Vivmark’s businesses; the possibility that the post-Merger integration of the two businesses may be more expensive to complete than anticipated; potential business uncertainty, including changes to existing business relationships with tenants, employees, joint venture partners and third parties, following the Merger that could affect Vivmark’s financial performance; increased costs of labor and construction material, including as a result of several of the other factors discussed in this section and elsewhere; maintenance of real estate investment trust status, tax structuring and changes in income tax laws and rates; potential failure to secure development opportunities due to an inability to reach agreements with third parties to obtain land at attractive prices or to obtain desired zoning and other local approvals; abandonment or deferment of development opportunities for a number of reasons, including changes in local market conditions, increases in costs of development, increases in the cost of capital or lack of capital availability, resulting in losses; increases in Vivmark’s borrowing costs as a result of changes in interest rates, rising inflation and other factors; construction costs of a community may exceed original estimates; inability to complete construction and lease-up of communities under development or redevelopment on schedule, resulting in increased interest costs and construction costs and a decrease in expected rental revenues; occupancy rates and market rents being adversely affected by competition and local economic and market conditions which are beyond our control; geopolitical conditions and instability, and international trade disputes, including any related tariffs, which may lead to rising inflation, adverse impacts to supply chains, and disruption of, or lack of access to, the capital markets, as well as potential volatility in Vivmark’s share price; our cash flows from operations and access to cost-effective capital potentially being insufficient for the development of our pipeline, which could limit our pursuit of opportunities; an outbreak of disease or other public health event may affect the multifamily industry and general economy; our cash flows potentially being insufficient to meet required payments of principal and interest, and inability to refinance existing indebtedness or the terms of such refinancing may not be as favorable as the terms of existing indebtedness; lack of success in our management of joint ventures and the REIT vehicles that are used with certain joint ventures; a casualty loss, natural disaster or severe weather event, including those caused by climate change; an increase in the level of new multifamily communities construction and development, which may cause heightened competition for tenants and increased pressure on our rental rates; new or existing laws and regulations that adversely impact the markets in which we operate or our business, including those relating to rent control or rent stabilization, or that otherwise limit our ability to increase rents, charge non-rent fees or evict tenants, may impact our revenue or increase our costs; risks related to our reliance on information technology systems, data and artificial intelligence or other automated tools, including cybersecurity incidents and other privacy or data security events, evolving regulation of the collection and use of resident data and of automated or algorithmic tools, and the failure of such systems or tools to perform as intended; our expectations, estimates and assumptions as of the date of this communication regarding legal proceedings changing, including as a result of the Merger; the possibility that we may choose to pay dividends in our shares instead of cash, which may result in shareholders having to pay taxes with respect to such dividends in excess of the cash received, if any; and investments made under our structured investment program may not be repaid as expected or the development may not be completed on schedule, which could require us to engage in litigation, foreclosure actions, and/or first party project completion to recover our investment, which may not be recovered in full or at all in such event; a downgrade in our credit ratings that could increase our borrowing costs and adversely affect our liquidity and ability to access the capital markets, including the commercial paper market; and those risks and uncertainties set forth in Equity Residential’s and AvalonBay’s respective Annual Reports on Form 10-K for the year ended December 31, 2025 under the headings “Forward-Looking Statements” and “Risk Factors,” as such risk factors may be amended, supplemented or superseded from time to time by Vivmark’s subsequent filings with the Securities and Exchange Commission (the “SEC”) and those risks described under “Risk Factors” in the definitive joint proxy statement/prospectus of Equity Residential and AvalonBay, dated July 13, 2026, including the risks related to the combined company described therein, in each case which are available via the SEC’s website at www.sec.gov.

These factors should not be construed as exhaustive and should be read in conjunction with the other forward-looking statements. Forward-looking statements relate only to events as of the date on which the statements are made. Vivmark does not undertake any obligation to publicly update or revise any forward-looking statement except as required by law, whether as a result of new information, future developments or otherwise. If one or more of these or other risks or uncertainties materialize, or if Vivmark’s underlying assumptions prove to be incorrect, Vivmark’s actual results may vary materially from what Vivmark may have expressed or implied by these forward-looking statements. Vivmark cautions not to place undue reliance on any of Vivmark’s forward-looking statements. Furthermore, new risks and uncertainties arise from time to time, and it is impossible for us to predict those events or how they may affect Vivmark. Certain statements in this communication are derived from the standalone 2026 guidance previously reported by AvalonBay and Equity Residential; such guidance speaks only as of the date it was originally issued.